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                                  EXHIBIT 23.1


                         Consent of Independent Auditors




The Board of Directors and Stockholders
Exar Corporation:

We consent to the incorporation by reference in Registration Statements Nos. 33-58991, 333-37369, 333-37371 and 333-69381 on Form S-8 and No. 33-59071 on
Form S-3 of Exar Corporation of our report dated April 20, 1999, appearing in this Annual Report on Form 10-K of Exar Corporation for the year ended March 31, 1999.




DELOITTE & TOUCHE LLP
San Jose, California
June 21, 1999


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